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                                                                   Exhibit 10.35


                 SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT



            SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 22, 2000, among AMETEK, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA, N.A. (f/k/a Bank of America Illinois), BANK OF MONTREAL, FIRST UNION NATIONAL BANK and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents (the "Co-Agents"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H:


            WHEREAS, the Borrower, the Banks, the Co-Agents and the Administrative Agent are parties to a Credit Agreement, dated as of August 2, 1995, and amended and restated as of September 12, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

I.    Amendments and Consent.

            1. Section 8.03 of the Credit Agreement is hereby amended by changing the designation of clause "(s)" thereof, which was inserted therein pursuant to Section 4 of the Third Amendment to Credit Agreement, dated as of June 15, 1998, to that of clause "(u)".

            2. Section 8.03 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" appearing at the end of clause (t) thereof, (ii) deleting the period appearing at the end of clause (u) thereof and inserting "; and" in lieu thereof, and (iii) inserting a new clause (v) at the end of such
Section 8.03, as follows:

            "(v) Indebtedness representing Permitted Foreign Subsidiary Guaranteed WC Debt, provided that (x) the obligors thereunder are Foreign Subsidiaries (other than AMETEK Italia), although the Borrower shall be permitted to guarantee such Permitted Foreign Subsidiary Guaranteed WC Debt, and (y) the aggregate principal amount thereof at any one time outstanding shall not exceed $30,000,000, provided, however, that the aggregate principal amount thereof at any one time outstanding may exceed $30,000,000 solely by virtue of changes in the exchange rates (and not as a result of the additional incurrence of any new Indebtedness) for the currencies in which any such Permitted Foreign Subsidiary Guaranteed WC Debt is denominated for a period not in excess of one month after any date upon which it is so determined that the aggregate principal amount
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      of Permitted Foreign Subsidiary Guaranteed WC Debt exceeds $30,000,000 as a result solely of such a change in exchange rates."


            3. Section 10 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

            "Permitted Foreign Subsidiary Guaranteed WC Debt" shall mean Indebtedness of a Foreign Subsidiary (other than AMETEK Italia) the proceeds of which are used to finance working capital requirements of such Foreign Subsidiary, it being understood that such Indebtedness may be guaranteed by the Borrower, provided, however, that no Permitted Foreign Subsidiary Guaranteed WC Debt (other than up to $5,000,000 of such Debt outstanding under a line of credit existing as of the Sixth Amendment Effective Date between the Borrower and certain of its Foreign Subsidiaries, including Ametek do Brasil, and ABN AMRO Bank (the "Umbrella Agreement") may be incurred or assumed which contains any provision in the documents governing or evidencing the same which, in the reasonable opinion of the Administrative Agent, would permit a default or event of default to occur under such Permitted Foreign Subsidiary Guaranteed WC Debt based upon the occurrence of a Default or Event of Default under this Agreement unless any such Event of Default has resulted in an acceleration under this Agreement. It is understood and agreed that the aggregate Dollar amount of Permitted Foreign Subsidiary Guaranteed WC Debt outstanding at any time shall be determined at the spot exchange rate for the currency in question at such time of determination. The incurrence of Permitted Foreign Subsidiary Guaranteed WC Debt shall be deemed to be a representation and warranty by the Borrower that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 5.02 and 9.

            "Sixth Amendment Effective Date" shall mean the Amendment Effective Date under and as defined in the Sixth Amendment and Consent, dated as of September 22, 2000, to this Agreement.

II.   Miscellaneous.

            1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                  (a) on the Amendment Effective Date, no Default or Event of Default exists, both before and after giving effect to this Amendment; and

                  (b) on and as of the Amendment Effective Date, all representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects, both before and after giving effect to this Amendment.


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            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit
Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.


                                  *  *  *


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            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                       AMETEK, INC.

                                       By: /s/ Deirdre D. Saunders
                                           ----------------------------------
                                           Title: Vice President & Treasurer

                                       THE CHASE MANHATTAN BANK,
                                          Individually and as Administrative
                                          Agent

                                       By: /s/Gail Weiss
                                           ----------------------------------
                                           Title: Vice President

                                       BANK OF MONTREAL,
                                          Individually and as a Co-Agent

                                       By: /s/ Bruce A. Pietka
                                           ----------------------------------
                                           Title: Director

                                       FIRST UNION NATIONAL BANK,
                                          Individually and as a Co-Agent

                                       By: /s/ Ruth E. Leone
                                           ----------------------------------
                                           Title: Vice President

                                       PNC BANK, NATIONAL ASSOCIATION,
                                          Individually and as a Co-Agent

                                       By:  /s/ Amy T. Petersen
                                           ----------------------------------
                                           Title: Vice President

                                       BANK OF AMERICA, N.A.,

                                          Individually and as a Co-Agent

                                       By:  /s/ John W. Pocalyko
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                                           Title: Managing Director
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                                       ABN AMRO BANK N.V., NEW YORK BRANCH

                                       By:  /s/ Juliette Mound
                                           ----------------------------------
                                           Title: Assistant Vice President

                                       By:  /s/ Donald Sutton
                                           ----------------------------------
                                           Title: Vice President

                                       MELLON BANK, N.A.

                                       By: /s/ Leonard M. Karpen, Jr.
                                           ----------------------------------
                                           Title: Vice President

                                       CARIPLO-CASSA DI RISPARMIO DELLE
                                          PROVINCIE LOMBARDE S.P.A.

                                       By:
                                           ----------------------------------
                                           Title:

                                       By:
                                           ----------------------------------
                                           Title: